UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2016

Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     At the 2016 Annual General Meeting of Shareholders (the “Annual Meeting”) of Weatherford International plc (the “Company”) held on June 15, 2016, shareholders approved the Company’s Employee Stock Purchase Plan (the “Plan”). A description of the material terms and conditions of the Plan is set forth on pages 53-55 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2016 (the “Proxy Statement”), and is incorporated herein by reference. The description of the Plan incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which was included as Annex A to the Proxy Statement and incorporated herein by reference as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following are the results of the matters voted upon by the shareholders at the Annual Meeting, each of which is more fully described in the Proxy Statement:

Agenda Item		Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Item 1.	Election of the following directors:
	Mohamed A. Awad	699,290,439	47,855,005	263,767	52,957,700
	David J. Butters	668,901,359	78,161,486	346,366	52,957,700
	Dr. Bernard J. Duroc-Danner	678,808,293	65,144,025	3,456,893	52,957,700
	John D. Gass	695,340,024	51,759,273	309,914	52,957,700
	Sir Emyr Jones Parry	699,094,589	47,951,102	363,520	52,957,700
	Francis S. Kalman	699,455,663	47,636,935	316,613	52,957,700
	William E. Macaulay	677,778,482	69,345,393	285,336	52,957,700
	Robert K. Moses, Jr.	674,900,153	72,216,741	292,317	52,957,700
	Dr. Guillermo Ortiz	688,992,602	58,109,912	306,697	52,957,700
	Robert A. Rayne	678,726,081	68,373,474	309,656	52,957,700

Item 2.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm and auditor for the financial year ending December 31, 2016 and to authorize the board of directors of the Company, acting through the Audit Committee, to determine auditor’s remuneration.	798,510,145	1,362,274	494,492	—

Item 3.	Adopt an advisory resolution approving compensation of the named executive officers.	530,248,276	216,641,549	519,386	52,957,700

Item 4.	Approve the Weatherford International plc Employee Stock Purchase Plan.	744,005,129	3,072,801	331,281	52,957,700

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1
Weatherford International plc Employee Stock Purchase Plan (incorporated by reference to Annex A of Weatherford International plc’s Definitive Proxy Statement on Schedule 14A filed on April 26, 2016 (File No. 001-36504)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: June 16, 2016
/s/ Krishna Shivram
Krishna Shivram
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Weatherford International plc Employee Stock Purchase Plan (incorporated by reference to Annex A of Weatherford International plc’s Definitive Proxy Statement on Schedule 14A filed on April 26, 2016 (File No. 001-36504)).